UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2018 (April 26, 2018)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On April 26, 2018, Southern Copper Corporation (the “Company” or “SCC”), held its 2018 Annual Meeting of Stockholders. The total outstanding voting securities eligible to vote were 773,028,469 shares of Common Stock.  753,115,311 shares, constituting approximately 97.42 % of the total outstanding shares eligible to vote at the meeting, were present in person or by proxy.  The stockholders were asked to take the following actions:

1.               To elect our eleven directors, who will serve until the 2019 annual meeting.

2.               To approve the amendments to the Company’s Directors’ Stock Award Plan and the extension of the term of the plan for five years.

3.               To ratify the selection by the Audit Committee of the Board of Directors of Galaz, Yamazaki, Ruiz Urquiza S.C., a member   firm of Deloitte Touche Tohmatsu Limited, as our independent accountants for calendar year 2018.

4.     To approve, by non-binding advisory vote, our executive compensation.

PROPOSAL 1 — ELECTION OF DIRECTORS

The results of the vote were as follows:

	Number of Shares
Name	For	Withheld	Broker Non-Votes
Germán Larrea Mota-Velasco	680,950,903	30,191,086	41,973,321
Oscar González Rocha	685,841,860	25,300,130	41,973,321
Vicente Ariztegui Andreve	710,595,419	546,570	41,973,321
Alfredo Casar Pérez	703,872,527	7,269,463	41,973,321
Enrique Castillo Sánchez Mejorada	706,956,930	4,185,060	41,973,321
Xavier García de Quevedo Topete	683,819,489	27,322,500	41,973,321
Rafael Mac Gregor Anciola	710,139,612	1,002,377	41,973,321
Daniel Muñiz Quintanilla	708,812,476	2,329,513	41,973,321
Luis Miguel Palomino Bonilla	703,069,805	8,072,185	41,973,321
Gilberto Perezalonso Cifuentes	680,814,728	30,327,261	41,973,321
Carlos Ruiz Sacristán	703,263,681	7,878,308	41,973,321

PROPOSAL 2                APPROVAL OF AMENDMENTS TO THE COMPANY’S DIRECTORS’ STOCK AWARD PLAN AND THE EXTENSION OF THE TERM OF THE PLAN FOR FIVE YEARS

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor of Adoption	Against Adoption	Abstain	Broker Non- Votes
709,319,501	1,621,991	200,497	41,973,321

PROPOSAL 3 — APPROVAL OF THE APPOINTMENT OF SCC’s INDEPENDENT PUBLIC ACCOUNTANTS

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
751,485,386	1,420,253	209,556	N/A

PROPOSAL 4 — APPROVAL, BY NON-BINDING VOTE, OF SCC’s EXECUTIVE COMPENSATION

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor of Adoption	Against Adoption	Abstain	Broker Non- Votes
708,198,627	2,699,911	243,451	41,973,321

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Andres Carlos Ferrero
Name:	Andres Carlos Ferrero
Title:	General Counsel

Date: April 27, 2018